UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 8, 2023

VIZIO HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla Irvine, CA 92618
(Address of Principal Executive Offices and Zip Code)
(949) 428-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 8, 2023, VIZIO Holding Corp. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023:
1.To elect six directors to hold office until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
3.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.
The stockholders of the Company voted as follows at the Annual Meeting:
1. Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Wang	815,875,835	17,739,784	8,469,677
John R. Burbank	815,288,044	18,327,575	8,469,677
Julia S. Gouw	833,456,145	159,474	8,469,677
David Russell	833,382,951	232,668	8,469,677
Vicky L. Free	833,456,259	159,360	8,469,677
R. Michael Mohan	833,484,251	131,368	8,469,677
Based on the votes set forth above, each of Mr. Wang, Mr. Burbank, Ms. Gouw, Mr. Russell, Mrs. Free and Mr. Mohan was duly elected to serve until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
833,204,946	313,983	96,690	8,469,677
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
841,977,143	32,284	75,869	—
Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

Date: June 12, 2023	By:	/s/ Jerry Huang
Jerry Huang
General Counsel & Corporate Secretary